UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2018

Aon plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	1-7933	98-1030901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Leadenhall Street, London, England		EC3V 4AN
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +44 20 7623 5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2018, Aon Corporation, an indirect, wholly owned subsidiary of Aon plc (the “Company”), entered into an amendment (the “Davies Amendment”) to the Employment Agreement dated October 3, 2007, and amended March 27, 2012 and February 20, 2015, with Christa Davies, the Company’s Executive Vice President and Chief Financial Officer (the “Davies Employment Agreement”). The Davies Amendment extends the term of the Davies Employment Agreement, which was originally set to expire on April 1, 2020, to expire on April 1, 2023, unless otherwise terminated in accordance with its terms. The Davies Amendment makes no changes to Ms. Davies’s compensation arrangements, but updates the Davies Employment Agreement to reflect her current base salary of $900,000 per year and her current international assignment arrangement.

On April 20, 2018, the Company and Aon Corporation entered into an amendment (the “Case Amendment”) to the Employment Agreement dated January 16, 2015 with Gregory C. Case, the Company’s President and Chief Executive Officer (the “Case Employment Agreement”). The Case Amendment extends the term of the Case Employment Agreement, which was originally set to expire on April 1, 2020, to expire on April 1, 2023, unless otherwise terminated in accordance with its terms. The Case Amendment makes no changes to Mr. Case’s compensation arrangements, but updates the Case Employment Agreement to reflect his current international assignment arrangement.

The foregoing summaries are qualified in their entirety by reference to the Davies Amendment and the Case Amendment, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1 10.2

Amendment to Employment Agreement, dated April 19, 2018, by and between Aon Corporation and Christa Davies.

Amendment to Employment Agreement, dated April 20, 2018, by and among Aon plc, Aon Corporation, and Gregory C. Case.

*    *    *    *

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Amendment to Employment Agreement, dated April 19, 2018, by and between Aon Corporation and Christa Davies.

10.2	Amendment to Employment Agreement, dated April 20, 2018, by and among Aon plc, Aon Corporation, and Gregory C. Case.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc

	By:	/s/ Molly Johnson Molly Johnson Assistant Secretary

Date: April 25, 2018